UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following presentation was sent by James Scapa, Founder, Chairman and CEO of Altair Engineering Inc. (“Altair”) to employees of Altair on November 7, 2024:

Siemens Introduction © Siemens 2024 FOR INTERNAL USE ONLY STRICTLY CONFIDENTIAL TO NOT BE SHARED FURTHER

Internal Use Only Confidential | © Siemens 2024 Page Important Information and Where to Find It  This communication relates to a proposed transaction between Altair and Siemens Industry Software Inc. (“Parent”). In connection with this proposed transaction, Altair has filed a Current Report on Form 8-K with further information regarding the terms and conditions contained in the definitive transaction agreements and will file a proxy statement on Schedule 14A or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document that Altair may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ALTAIR ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Altair as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Altair through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Altair will be available free of charge on Altair’s internet website at https://investor.altair.com or by contacting Altair’s primary investor relations contact by email at ir@altair.com or by phone at (248) 614-2400.   Participants in Solicitation Altair, Parent, Siemens AG, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Altair, their ownership of Altair common shares, and Altair’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000095017024018804/altr-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance Matters,” “Security Ownership of Certain Beneficial Owners and Management” and “Transactions with Related Persons”, which was filed with the SEC on April 5, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000119312524087903/d722499ddef14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.   These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.   No Offer or Solicitation This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.   Forward Looking Statements This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Altair’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Altair Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Altair prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Altair based on current expectations and assumptions relating to Altair’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Altair, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Altair to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, dated October 30, 2024, with Siemens (the “Merger Agreement”), including in circumstances requiring Altair to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Altair’s businesses serve which could have an effect on demand for Altair’s products and impact Altair’s profitability and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Altair’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Altair’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Altair’s other filings with the SEC. The list of factors is not intended to be exhaustive.   These forward-looking statements speak only as of the date of this communication, and Altair does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Altair.

© Siemens 2024 Page We create technology that the world needs – in industry, infrastructure, mobility, and healthcare. These industries are the backbone of our economies – and for all of them, digitalization offers tremendous opportunities to become more competitive, more resilient, and more sustainable. With our technologies, we empower our customers to accelerate their digital and sustainability transformations. Together we’re transforming the everyday, for everyone. Dr. Roland Busch President and CEO of Siemens AG Our purpose

As a global technology company, we empower our customers to become more competitive, resilient, and sustainable © Siemens 2024 Page 320,000 Employees1 1 As of September 30, 2023 | €77.8 bn Revenue2 2 In FY 2023 €8.5 bn Net income2 2 In FY 2023 15.4% Profit margin Industrial Business2 2 In FY 2023 All figures reflect organizational structure as of September 30, 2023

Innovation is the basis for our success © Siemens 2024 Page 1 In FY 2023 | €6.2 bn R&D expenditures1 50,000 R&D employees2 2 On average during FY 2023  5,400 inventions1 2,900 patent applications1 Cooperation with universities, research institutes, and start-ups 16 Siemens Research and Innovation Ecosystems (Siemens RIEs)

#1 in Factory Automation 45 million installed automation systems #1 in Industrial Software ~200k external developers working with DI SW solutions >10m Supplyframe marketplace members #1 in Grid Protection & Automation 3 million protection relays and 300k substation automation systems 41k Employees in tech jobs therein >1,300 Cyber Security experts #1 in Rail Automation 14,000 railway vehicles and 3,000 interlockings >1.4k AI experts >500 active AI patent families Worldwide #2 in AI patent applications among industry peers We are uniquely positioned to combine the real and digital worlds © Siemens 2024 Page Domain knowhow Technology portfolio Strong ecosystem

Siemens Xcelerator Scaling sustainability impact through technology and ecosystems © Siemens 2024 Page Portfolio A comprehensive, curated portfolio that includes digital and IoT-enabled offerings from Siemens, and qualified partners Ecosystem A continuously growing, powerful ecosystem of partners Marketplace An evolving marketplace to explore, educate, exchange, and transact alongside a community of customers, partners, and experts Our open digital business platform Enabling our customer’s digital and sustainability transformation at scale and speed

Siemens Digital Industries Software (DI SW) Executive Team DI SW has a proven track record of retaining top-tier, high-caliber management after acquisitions © Siemens 2024 Page Tony Hemmelgarn CEO Siemens Digital Industries Software Timo Nentwich CFO Bob Jones EVP GSCS Joe Bohman EVP PLM Products Mike Ellow CEO Silicon Systems Brenda Discher SVP Strategy & Marketing 4 out of 6 DI SW key executives joined Siemens as part of a major acquisition

The most comprehensive, physics based digital twin is the center or our strategy. The breadth, depth and scientific accuracy of our digital twin is a market differentiator © Siemens 2024 Page Comprehensive Digital Twin Personalized Adaptable/ Modern Flexible Open Ecosystem

software mechanical electronics Simulation is the core of the Comprehensive Digital Twin Solves customers problems as a part of digital threads across the entire product/process lifecycle © Siemens 2024 Page SIMULATION DRIVEN PRODUCT DEVELOPMENT CONTINUOUS PERFORMANCE VALIDATION optimal lifecycle performance operations ensure manufacturability manufacturing performance engineering design architecture and exploration concept requirements

Strategic Rationale © Siemens 2024

© Siemens 2024 Page "The combination of Siemens Xcelerator portfolio with Altair’s capabilities in simulation, data science, and artificial intelligence will create the world's most complete AI-powered design and simulation portfolio." Dr. Roland Busch President and CEO of Siemens AG

Page Successful M&A strategy to form the #1 industrial software portfolio Boosting the most comprehensive digital twin with full-suite simulation and AI portfolio 2007 PLM capabilities 2016 CFD simulation 2017 EDA platform Establish leadership in electronic design automation software 2024 Full-suite simulation 2012 System verification Establish leadership in product and process simulation to enable digitalization Expansion strategy for verification and validation of systems Software foundation for product development © Siemens 2024 …and >30 further acquisitions since 2012, therein Mendix 2018 Bold move towards One Tech Company based on Siemens' successful M&A track record in industrial software

Adds highly complementary simulation portfolio, with particular strength in mechanical and electromagnetic capabilities, enhancing the most comprehensive Digital Twin to deliver a full-suite, physics-based, simulation portfolio

✓ = Strong capability

	EDA Simulation		PLM Simulation					Manufacturing Process Simulation	
	Integrated circuit verification	Printed circuit board analysis	Mechanical	Electro-magnetics	Computational fluid dynamics / heat transfer	Mechatronics systems	Simulation process and data management	Forming, stamping, and forging	Additive manufacturing, welding, and composite production
SIEMENS	✓	✓			✓	✓			✓
ALTAIR			✓	✓			✓	✓	
SIEMENS + ALTAIR	✓	✓	✓	✓	✓	✓	✓	✓	✓

Acquisition enables a full-suite physics-based simulation portfolio

Page 14
© Siemens 2024

SIEMENS

Accelerates the democratization of simulation with data science & AI-powered simulation beyond experts to design engineers and R&D generalists

Simple-to-use AI simulation will empower design engineers and generalists earlier and everyday



Altair® DesignAI™
Design Exploration



Altair® physicsAI™
Fast Physics Prediction



Altair® shapeAI™
Geometry Recognition



Altair® romAI™
ROM[1], System Identification

Combined physics- and AI-simulation will accelerate democratization of simulation and drive significant growth


SIEMENS + ALTAIR

Simulation experts[2]
Advanced domain expertise

Design engineers[2]
Simulation for faster design iterations

R&D generalists[2]
Design development and reviews


50,000
Today
Expansion
Democratization of simulation
7x
>20x

Reduce time to market

Accelerate design cycle iterations

Increase simulation accessibility and usage

Page 15 © Siemens 2024

1 ROM = Reduced Order Modeling

2 US only; Siemens estimates

SIEMENS

Leverages Siemens' domain expertise and the vast data captured in Siemens Xcelerator with Altair's data science capability to accelerate digital transformation across industries

Domain expertise and data

SIEMENS


mechanical
simulation
design
collaboration
electronics
software
for industry
Siemens
Xcelerator
optimize
IoT-analytics
realize
applications
operations
manufacturing

Largest repository of industrial data on product lifecycle & manufacturing processes

Design, simulation, automation, operations and sensor / metrology data integrated in a single source of truth

Data science

ALTAIR


Altair®
RapidMiner®

A recognized leader in data science and machine learning platforms

Extract and transform data, build data and machine learning workflows, process and display real-time data

Scalable industrial use cases

SIEMENS + ALTAIR



mendix
A Siemens Business

Unprecedented customer value via use cases scaled in low-code applications

Leverages insights from data, enabling engineering AI models that accelerate digital transformation across industries

Page 16
© Siemens 2024
SIEMENS

Developing the world's leading simulation workforce © Siemens 2024 Page Culture of Innovation Siemens and Altair share a passion for innovation. This combination will create the premier simulation organization that shapes the future of engineering. Unique Talent Each organization brings unique talent that will be essential to the future mission A great place to work Siemens values people. In every acquisition, Siemens has increased retention of the workforce. It’s a great place to work and has provided the opportunity to bring inspiring and game changing innovations to the world for over a century. Going to market with Digital Threads Siemens mission is to bring the digital and physical worlds together in a scientifically accurate way that inspires innovation in our customers and brings technology together across the customers work process. We don’t sell technology – we solve customers problems. This GTM approach provides enormous opportunity for innovation and market expansion as we bring the Siemens and Altair portfolios together.

Important Information and Where to Find It

This communication relates to a proposed transaction between Altair and Siemens Industry Software Inc. (“Parent”). In connection with this proposed transaction, Altair has filed a Current Report on Form 8-K with further information regarding the terms and conditions contained in the definitive transaction agreements and will file a proxy statement on Schedule 14A or other documents with the United States Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document that Altair may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ALTAIR ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, when available, will be mailed to stockholders of Altair as applicable. Investors and security holders will be able to obtain free copies of these documents, when available, and other documents filed with the SEC by Altair through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Altair will be available free of charge on Altair’s internet website at https://investor.altair.com or by contacting Altair’s primary investor relations contact by email at ir@altair.com or by phone at (248) 614-2400.

Participants in Solicitation

Altair, Parent, Siemens AG, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Altair, their ownership of Altair common shares, and Altair’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000095017024018804/altr-20231231.htm), in its proxy statement on Schedule 14A for its 2024 Annual Meeting of Stockholders in the sections entitled “Corporate Governance Matters,” “Security Ownership of Certain Beneficial Owners and Management” and “Transactions with Related Persons”, which was filed with the SEC on April  5, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001701732/000119312524087903/d722499ddef14a.htm), certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed transaction, including the expected timing and closing of the proposed transaction; Altair’s ability to consummate the proposed transaction; the expected benefits of the proposed transaction and other considerations taken into account by the Altair Board of Directors in approving the proposed transaction; the amounts to be received by stockholders and expectations for Altair prior to and following the closing of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of Altair based on current expectations and assumptions relating to Altair’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed transaction, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Altair, (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Altair to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, dated October 30, 2024, with Siemens (the “Merger Agreement”), including in circumstances requiring Altair to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the merger, (xi) potential litigation relating to the merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that Altair’s businesses serve which could have an effect on demand for Altair’s products and impact Altair’s profitability and (xiii) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Altair’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Altair’s Annual Report on Form 10-K for the year ended December 31, 2023 and in Altair’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and Altair does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of Altair.